Principal Funds, Inc.

Supplement dated December 22, 2016
to the Statutory Prospectus dated June 28, 2016
(as supplemented July 29, 2016 and December 16, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND
Delete the fourth and fifth paragraphs under Principal Investment Strategies, and replace with the following:
The Fund may invest, without limitation, in high yield securities (also known as “junk bonds”) rated at the time of purchase Ba1 or lower by Moody’s Investors Services, Inc., and BB+ or lower by S&P Global Ratings ("S&P Global") (if the security has been rated by only one of these agencies, that rating will determine whether the security is below investment grade; if the security has not been rated by either of those agencies, the Sub-Advisor will determine whether the security is of a quality comparable to those rated below investment grade). Holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The Fund also utilizes derivatives to enhance return, hedge the value of its assets against adverse movements, and manage certain investment risks. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund expects to use forward contracts, futures, options, and swaps. The Fund holds cash to support certain of these investments.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund.
Emerging market debt markets are particularly sensitive to adverse or unstable market, economic, political and/or other conditions. During such periods of uncertainty in these markets, the Fund is likely to take a temporary defensive position and invest a significant portion of its assets in cash and cash equivalents.
Under Principal Risks, add the following in alphabetical order within Emerging Markets Risk:

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Temporary Defensive Strategy Risk. In taking a large cash position, the Fund’s performance may be adversely affected as the Fund may not be able to benefit from an upswing in the market. Further, the Fund may be unable to pursue or achieve its investment objective when employing such a defensive strategy.

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